UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2023

ANEBULO PHARMACEUTICALS, INC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40388	85-1170950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anebulo Pharmaceuticals, Inc. 1017 Ranch Road 620 South, Suite 107 Lakeway, Texas	78734
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 598-0931

1415 Ranch Road 620 South, Suite 201

Lakeway, TX

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0.001 par value per share	ANEB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On August 29, 2023, Potrero Hill Advisors, LLC (“Potrero”) provided written notice to terminate that certain Master Services Agreement, dated as of March 2, 2023, by and between Anebulo Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Potrero (the “Master Services Agreement”), effective as of September 28, 2023 (the “Termination Date”). Under the terms of the Master Services Agreement, Potrero provides the Company with certain strategic and financial advice and support services, including the services of Sandra A. Gardiner as the Company’s Acting Chief Financial Officer, in exchange for a consulting fee.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2023, in connection with the termination of the Master Services Agreement, Sandra A. Gardiner notified the Company of her resignation as the Company’s Acting Chief Financial Officer, including as the Company’s principal financial officer and principal accounting officer, effective as of the Termination Date. Ms. Gardiner has offered to provide transition support services to her successor following the Termination Date on a limited basis to the extent needed, subject to further discussion.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act, and are subject to the “safe harbor” created by those sections. Forward-looking statements consist of statements that are predictive in nature, depend upon or refer to future events. These statements relate to Ms. Gardiner potentially providing transition support services to her successor. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. These factors include, but are not limited to, the risk that Ms. Gardiner ultimately may not provide transition support services to her successor following the Termination Date and the risk that the Company may be unable to identify a successor prior to the Termination Date, either of which could negatively impact the Company’s financing and/or accounting function as a result of loss of institutional knowledge or lack of effective management and oversight. These and other risks are described in Item 1A. “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, and in its other filings with the SEC. Any forward-looking statements that are made in this report speak only as of the date of this report and are based on management’s assumptions and estimates as of such date. Except as required by law, the Company assumes no obligation to update the forward-looking statements whether as a result of new information, future events or otherwise, after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANEBULO PHARMACEUTICALS, INC.

Date: September 5, 2023	By:	/s/ Simon Allen
Simon Allen
Chief Executive Officer